May 20, 2004

DREYFUS PREMIER BALANCED OPPORTUNITY FUND
- CLASS J SHARES
Supplement to Prospectus
dated April 1, 2004

The following information supersedes and replaces any contrary information contained in the section of the Fund’s Prospectus entitled “Your Investment –Account Policies”:

Purchase Procedures to add to an existing account:

Method
By Wire or Electronic Funds Transfer

Wire to:	U.S. Bank, N.A.
ABA # 075000022

Redemption Procedures:
Receiving redemption proceeds

You may request to receive your redemption proceeds by mail or by wire or electronic funds transfer. No redemption will be effective until all necessary documents have been received in proper form by the fund’s transfer agent. The fund will delay sending redemption proceeds for Class J shares for 12 days from the purchase date of such shares or until all payments for the shares being redeemed have cleared, whichever occurs first.

Signature Guarantees. For your protection, your signature on a redemption request must be guaranteed by an institution eligible to provide them under federal and state law (such as a bank, savings and loan, or securities broker-dealer) under any of the following circumstances.

--	The redemption is for $25,000 or more.
--	The proceeds are to be sent to someone other than the registered account holder of the shares being redeemed.
--	The proceeds are to be sent to an address other than the registered address on the account.
--	If you want to change ownership registration on your account.
--	If you have requested a change of address within 15 days prior to the redemption request.
--	If you request that the redemption proceeds be sent by wire or electronic fund transfer.
Larkin-DPBOF-J-SupptoPros-029

May 20, 2004

DREYFUS PREMIER BALANCED OPPORTUNITY FUND
(CLASS A, CLASS B, CLASS C, CLASS R, CLASS T and CLASS J SHARES)

Supplement to Statement of Additional Information
dated April 1, 2004
As Revised, April 15, 2004

The following information supersedes and replaces any contrary information contained in the section of the Fund’s Statement of Additional Information entitled “How to Redeem Shares - Class J Shares--General”:

The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent for Class J shares of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. The Fund will delay sending redemption proceeds for Class J shares for 12 days from the purchase date of such shares or until all payments for the shares being redeemed have cleared, whichever occurs first.

     The following information supplements the second paragraph contained in the section of the Fund’s Statement of Additional Information entitled “Dividends, Distributions and Taxes”:

With respect to Class J shares, nevertheless if you elect to have dividends and/or capital gain distributions paid in cash, the Fund will automatically reinvest all distributions under $10 in additional Class J shares of the Fund.

Larkin-DPBOF-J-SupptoPros-029